SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2003
                                                           ------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       000-25567             59-3168541
        --------                       ---------             ----------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
   incorporation or organization)      File No.)          Identification No.)


           Route 688
          P.O. Box 87
       Doswell, Virginia                             23047
       -----------------                             -----
(Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220
                                                           --------------

                                 Not Applicable
       (Former name or former address, if changed since last report.)


Item 5.   Other Events.

          The Registrant is filing the exhibit listed in Item 7 below.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit7.1    Monthly Statement for the 6.00% Trade Receivables
                        Participation Certificates, Series 1998-1 with respect to the May 27, 2003 Distribution Date.

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                       CSXT TRADE RECEIVABLES MASTER TRUST

                                By:    CSX TRADE RECEIVABLES CORPORATION



                                        /s/David H. Baggs
                                        -----------------
                                        David H. Baggs
                                        President and Treasurer


Date:  June 3, 2003

                                  EXHIBIT LIST




Exhibit
-------

7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the May 27, 2003 Distribution Date

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement
                                  Series 1998-1

Due Period:  April 2003

I. Original Deal Parameters
(a)  Pool Balance                                               705,106,000
(b)  Initial Invested Amount                                    300,000,000
(c)  Original Investor Allocation Percentage                         71.90%
(d)  Certificate Rate                                                 6.00%
(e)  Servicing Fee per Annum                                          0.25%
(f)  Original Required Subordinated Amount                       49,676,362

II.Allocation Percentages
(a)  Series Allocation Percentage                                    78.95%
(b)  Investor Allocation Percentage                                  77.65%
(c)  Investor Ownership Percentage                                   31.36%

III.Receivables in the Trust
(a) Pool Balance at end of month                                956,655,000
(b) Interline Payables                                          150,067,000
(c) Receivables 91+ days past invoice                           112,531,000
(d) Ineligible Receivables                                                0
(e) Overconcentrated Amount                                      21,957,000
(f) Net Receivables Pool Balance [(a) -
    (b) - (c) - (d) - (e)]                                      672,100,000
(g) Unallocated Collections 0
(h) Net Series Pool Balance [(f) * II.(a)]                      530,605,326
(i) Series Allocation Percentage *
    Unallocated Collections [(g) * II.(a)]                                0
(j)  Required Net Series Pool Balance [VI.(f) below]            401,332,950

IV.Monthly Activity
(a)  Pool Balance at beginning of month                         928,142,000
(b)  Total pool collections                                     594,877,000
(c)  Total new invoices sold to Trust                           638,859,000
(d)  Dilutions                                                   15,195,000
(e)  Charged-Off Receivables                                        274,000
(f)  Reassigned Receivables                                               0
(g)  Ending Pool Balance [(a) -(b) + (c) - (d) - (e) - (f)]     956,655,000
(h)  Miscellaneous Payments                                               0

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement
                                  Series 1998-1

Due Period:  April 2003

V. Receivables Performance
(a)  Monthly Payment Rate [IV.(b) / III.(f)]                         88.51%
(b)  Average Days Sales Outstanding [28 or 35 days / (a)]              31.6
(c)  Delinquency Data
           0 - 30 Days from Invoice                             747,363,000
           31 - 60 Days from Invoice                             75,134,000
           61 - 90 Days from Invoice                             21,627,000
           91 - 120 Days from Invoice                             9,935,000
           121 - 150 Days from Invoice                            7,688,000
           151 - 180 Days from Invoice                            7,747,000
           181 - 210 Days from Invoice                            6,405,000
           211 - 240 Days from Invoice                            4,729,000
           241 + Days from Invoice                               76,027,000
           TOTAL                                                956,655,000

VI.Reserves
(a)  Subordination Percentage [IX.(k) below]                         24.08%
(b)  Invested Amount                                            300,000,000
(c)  Available Subordinated Amount [((a) / (1 - (a))) *
     ((b) + (d) + (e))+[Previous Mo.] III (e)]                   96,655,001
(d)  Yield Reserve                                                4,500,000
(e)  Fee Reserve [2 * [Previous Mo.] V.(b) / 365 * VII.(j) * 12 ]   177,949
(f)  Required Net Series Pool Balance                           401,332,950       0.597133

VII.Collections
(a)  Total Pool Collections [IV.(b) above]                      594,877,000
(b)  Miscellaneous Payments [IV.(h) above]                                0
(c)  Series Excess Collections                                            0
(d)  Series Allocable Collections [(a) * II.(a) ]               469,639,793
(e)  Investor Collections [(d) * II.(b)]                        364,677,435
(f)  Investor Miscellaneous Payments [(b) * II.(a) * II.(b) ]             0
(g)  Available Investor Collections [(c) + (e) + (f)]           364,677,435
(h)  Monthly Interest                                             1,500,000
(i)  Interest Shortfall                                                   0
(j)  Monthly Servicing Fee [I.(e) / 12 * IV.(g) * VI.(b) / III.(f)]  88,961
(k)  Monthly Principal [0 if Revolving Period, otherwise
     VIII.(b) below]                                            363,088,474

VIII.Monthly Investor Principal
(a) Monthly Principal [VII.(g) - VII.(h) - VII.(i) - VII.(j)]   363,088,474
(b) Available Principal Collections (a)                         363,088,474
(c) Controlled Deposit Amount                                   150,000,000
(d) Monthly Investor Principal [lesser of (b) and (c)]          150,000,000
(e) Deficit Controlled Accumulation Amount [(c) - (d), if positive]       0

                       CSXT TRADE RECEIVABLES MASTER TRUST
                       Monthly Distribution Date Statement
                                  Series 1998-1

Due Period:  April 2003

IX.Subordination Percentage
(a)  Subordination Percentage Floor                                  13.00%
(b)  Average Dilution Ratio (last 12 months)                          2.23%
(c)  Highest Dilution Ratio (last 12 months)                          3.15%
(d)  Dilution Horizon Ratio (assuming 1 month horizon)              121.15%
(e)  Dilution Percentage [(d) * {2.5 * (b) + ((c) - (b)) *
     ((c) / (b))}]                                                    8.33%
(f)  Highest 3-month Average Delinquency Ratio (last 12 months)       1.57%
(g)  Default Horizon Ratio                                          402.27%
(h)  Loss Percentage [2.5 * (f) * (g)]                               15.75%
(i)  Dilution Percentage + Loss Percentage                           24.08%
(j)  12.5% + (b) * (d)                                               15.20%
(k)  Subordination Percentage [greatest of (a), (i) and (j)]         24.08%

X. Investor Charge-Offs
(a) Investor Allocable Charged-Off Amount [IV.(e) * II.(c)]          85,924
(b) Investor Recoveries                                                   0
(c) Loss Reserve                                                 96,655,001
(d) Investor Charge-off [(a) - (b) - (c), if positive]                    0
(e) Cumulative Investor Charge-offs [including (d) above]                 0

XI.Invested Amount
(a)  Beginning Invested Amount                                  300,000,000
(b)  Cumulative Investor Charge-offs [X.(e) above]                        0
(c)  Amount on deposit in Principal Funding Account                       0
(d)  Distributions of Principal                                           0
(e)  Ending Invested Amount                                     300,000,000

XII.Amortization Events
(a) Breach of material covenant or agreement uncured for 30 days         No
(b) Breach of Representation or Warranty not corrected for 30 days       No
(c) Bankruptcy, insolvency or receivership of Seller or CSXT             No
(d) Trust is deemed an "Investment Company"                              No
(e) CSXT fails to convey Receivables to Seller, Servicer
    fails to make deposit to Retained Collection Account                 No
(f) Required Net Series Pool Balance Exceeds Net Series Pool Balance     No
(g) Any Series 1998-1 Servicer Default                                   No
(h) Termination Notice delivered to Servicer                             No
(i) Invested Amount not paid in full on Expected Final Payment Date      No
(j) Average Monthly Payment Rate for last 3 months is less than 25%      No

                       CSXT TRADE RECEIVABLES MASTER TRUST

                 Certificateholders' Distribution Date Statement
                                  Series 1998-1
                       CSX Transportation, Inc. (Servicer)

     Pursuant to Section 5.02(a) of the Series 1998-1 Supplement dated as of June 17, 1998, as to Pooling and Servicing Agreement dated as of October 27, 1993, as amended and restated (the "Pooling and Servicing Agreement"), by and between CSX Trade Receivables Corporation, as Seller (the "Seller"), CSX Transportation, Inc., as Servicer (the "Servicer" or "CSXT") and The Chase Manhattan Bank (formerly known as Chemical Bank), Trustee (the "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the CSXT Trade Receivables Master Trust (the "Trust") during the preceding Due Period. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented on an aggregate basis. Capitalized terms used but not otherwise defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

Distribution Date:  May 27, 2003

Collection Period:  April 2003

POOL COLLECTIONS

Total Pool Collections                                          594,877,000.00

Total Collections Available                                     594,877,000.00

ALLOCATION PERCENTAGES

Series 1998-1 Allocation Percentage                                     78.95%

Investor Ownership Percentage                                           31.36%

DISTRIBUTION TO CERTIFICATEHOLDERS

Total amount distributed allocable to Interest                    1,500,000.00

Total amount distributed allocable to Interest                            5.00
   (per $1,000 of Certificates)

Total amount distributed to allocable to Principal              363,088,473.82

Total amount distributed allocable to Principal                       1,210.29
   (per $1,000 of Certificates)

SERIES 1998-1 INVESTED AMOUNTS

Unallocated Collections                                                   0.00

Amounts on deposit in the Principal Funding                               0.00

Ending Invested Amounts                                         300,000,000.00

INVESTOR  INTEREST SHORTFALL AMOUNT

Total Investor Deficiency Amount                                          0.00

INVESTOR CHARGE-OFF AND REIMBURSEMENT ACTIVITY

Beginning Investor Charge-Offs                                            0.00
Beginning Investor Charge-Offs per $1,000                                 0.00

Additional Investor Charge-Offs                                           0.00
Additional Investor Charge-Offs per $1,000                                0.00

Reimbursements:
Reinstatement of Investor Certificates                                    0.00
Reinstatement of Investor Certificates per $1,000                         0.00

Ending Investor Charge-Offs                                               0.00
Ending Investor Charge-Offs per $1,000                                    0.00

POOL BALANCES

Outstanding Receivables Balance                                 956,655,000.00

Ending Net Receivables Pool Balance                             672,100,000.00

Ending Net Series Pool Balance                                  530,605,326.17